SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 7, 1999



                                   SONAT INC.
             (Exact name of registrant as specified in its charter)


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

    Delaware                             1-7179                         63-0647939
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
of incorporation)

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AmSouth-Sonat Tower, Birmingham, Alabama                               35203
(Address of principal executive offices)                            (Zip Code)


                                 (205) 325-3800
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.
------   ------------

         On July 7, 1999, Sonat Inc. (the "Company") entered into an Underwriting Agreement, in the form of Exhibit 1 hereto, with the underwriters named therein with respect to the issue and sale by the Company of $600,000,000 aggregate principal amount of its 7 5/8% Notes due July 15, 2011 (the "Notes"), registered under its Registration Statements on Form S-3 (Nos. 333-62383 and 333-82385). The Notes will be issued under the Indenture, dated as of June 1, 1986, between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, as Trustee, in the form of Exhibit 4-(1) hereto, as supplemented by the First Supplemental Indenture dated as of June 1, 1995, in the form of Exhibit 4-(2) hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

         The Exhibit Index to this Report is incorporated herein by reference.

                                  EXHIBIT INDEX

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


EXHIBIT NO.            DESCRIPTION
-----------            -----------
1*                     Form of Underwriting Agreement, dated July 7, 1999, which
                       incorporates   the   Underwriting    Agreement   Standard
                       Provisions,  dated September 25, 1997, filed as Exhibit 1
                       to the Form 8-K of Sonat Inc. dated September 25, 1997

4-(1) Indenture, dated as of June 1, 1986, between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, as Trustee, incorporated by reference herein from Exhibit 4-(1) to Registration Statement No. 33-5947

4-(2) First Supplemental Indenture, dated as of June 1, 1995, between the Company and the Trustee, incorporated by reference herein from Exhibit 4-(1) to the Form 8-K of Sonat Inc. dated June 6, 1995

4-(3)*                 Form of Note


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-------------

* Filed herewith.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SONAT INC.


                                          By /S/ WILLIAM A. SMITH
                                             ------------------------
                                             William A. Smith
                                             Executive Vice President
                                             and General Counsel

July 12, 1999